OTHER OPERATING INCOME (EXPENSES)	12 Months Ended
Dec. 31, 2018
OTHER OPERATING INCOME (EXPENSES)
OTHER OPERATING INCOME (EXPENSES)

26)  OTHER OPERATING INCOME (EXPENSES)

	2018	2017	2016
Recovered expenses and fines (1)	3,962,150	355,415	504,877
Provisions for labor, tax and civil contingencies (Note 19) (2)	(1,258,966)	(999,419)	(985,176)
Net gain (loss) on asset disposal/loss (3)	114,853	108,767	463,602
Other operating income (expenses)	(367,115)	(187,249)	(51,977)
Total	2,450,922	(722,486)	(68,674)
Other operating income	4,077,003	464,182	968,479
Other operating expenses	(1,626,081)	(1,186,668)	(1,037,153)
Total	2,450,922	(722,486)	(68,674)

(1)For the year ended December 31, 2018, includes tax credits amount to R$3,386,433, arising from the final court proceeding in favor of the Company and its subsidiary, which recognized the right to exclude ICMS (VAT) from the basis of calculation of PIS and COFINS contributions for the periods from September 2003 to June 2017 and July 2004 to June 2013 (notes 8 and 27).

(2)For the year ended December 31, 2018, includes the write-off of judicial deposits in the amount of R$160,715.

(3)For the year ended December 31, 2016, includes R$476,371 (net of residual values) from the Company’s sale of 1,655 of transmission towers to Telxius Torres Brasil Ltda. After the sale of these assets, a lease agreement for part of the towers sold was entered into, thus ensuring continued transmission of data for mobile services.

The transaction was recognized as sale and leaseback as provided under IAS 17. Management analyzed each asset leased back and classified them as operating or finance leases in accordance with IAS 17 qualitative and quantitative criteria.

Risks and benefits relating to these towers have been transferred to their purchasers, with the exception of several towers for which transfer of risks and benefits was not possible. For these items, the amount was recognized as deferred revenue (Note 19).